UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  March 25, 2005


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for the issuance of Nomura Asset Acceptance Corp. Mortgage Pass-Through Certificates, Series 2005-AR1)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On March 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 25, 2005 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Mortgage Pass-Through Certificates, Series 2005-AR1
----------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: April 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         March 25, 2005

Exhibit 99.1

Monthly Certificateholder Statement on March 25, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 March 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        69,729,000.00     69,729,000.00      524,317.49    300,531.99      824,849.48  0.00          0.00       69,204,682.51
IA2         7,748,000.00      7,748,000.00       58,260.01     34,878.91       93,138.92  0.00          0.00        7,689,739.99
IIA1      115,800,000.00    115,800,000.00      813,429.16    237,229.17    1,050,658.33  0.00          0.00      114,986,570.84
IIA2      113,411,000.00    113,411,000.00      796,647.80    230,759.88    1,027,407.68  0.00          0.00      112,614,352.20
IIA3       25,468,000.00     25,468,000.00      178,898.22     53,412.06      232,310.28  0.00          0.00       25,289,101.78
M1         21,237,000.00     21,237,000.00            0.00     47,783.25       47,783.25  0.00          0.00       21,237,000.00
M2          6,520,000.00      6,520,000.00            0.00     15,485.00       15,485.00  0.00          0.00        6,520,000.00
M3          3,726,000.00      3,726,000.00            0.00      8,978.63        8,978.63  0.00          0.00        3,726,000.00
M4          3,353,000.00      3,353,000.00            0.00      9,127.61        9,127.61  0.00          0.00        3,353,000.00
M5          3,167,787.00      3,167,787.00            0.00     10,053.32       10,053.32  0.00          0.00        3,167,787.00
P                 100.00            100.00            0.00      6,730.24        6,730.24  0.00          0.00              100.00
R                   0.00              0.00            0.00          0.00            0.00  0.00          0.00                0.00
TOTALS    370,159,887.00    370,159,887.00    2,371,552.68    954,970.06    3,326,522.74  0.00          0.00      367,788,334.32
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X         372,581,567.00    372,581,567.00            0.00    940,221.56      940,221.56      0.00       0.00      370,210,014.21
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1       65535VHW1   1,000.00000000     7.51936052       4.31000000       11.82936052      992.48063948      IA1       5.172000 %
IA2       65535VHX9   1,000.00000000     7.51936113       4.50166624       12.02102736      992.48063887      IA2       5.402000 %
IIA1      65535VHY7   1,000.00000000     7.02443143       2.04861114        9.07304257      992.97556857      IIA1      2.950000 %
IIA2      65535VHZ4   1,000.00000000     7.02443149       2.03472221        9.05915370      992.97556851      IIA2      2.930000 %
IIA3      65535VJA7   1,000.00000000     7.02443144       2.09722240        9.12165384      992.97556856      IIA3      3.020000 %
M1        65535VJB5   1,000.00000000     0.00000000       2.25000000        2.25000000    1,000.00000000      M1        3.240000 %
M2        65535VJC3   1,000.00000000     0.00000000       2.37500000        2.37500000    1,000.00000000      M2        3.420000 %
M3        65535VJD1   1,000.00000000     0.00000000       2.40972356        2.40972356    1,000.00000000      M3        3.470000 %
M4        65535VJE9   1,000.00000000     0.00000000       2.72222189        2.72222189    1,000.00000000      M4        3.920000 %
M5        65535VJF6   1,000.00000000     0.00000000       3.17360984        3.17360984    1,000.00000000      M5        4.570000 %
P         65535VJH2   1,000.00000000     0.00000000  67,302.40000000   67,302.40000000    1,000.00000000      P         0.000000 %
TOTALS                1,000.00000000     6.40683327       2.57988532        8.98671860      993.59316673
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                     PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS         RATE
--------------------------------------------------------------------------------------------------------------------------------
X         65535VJG4   1,000.00000000     0.00000000       2.52353214        2.52353214      993.63480913      X         3.028239 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

Principal Funds:
                         Scheduled Principal Payments (Total)                                  86,567.39
                                                Group 1                                        22,462.40
                                                Group 2                                        64,104.99

                         Principal Prepayments (Total)                                      2,275,327.06
                                                Group 1                                       557,637.47
                                                Group 2                                     1,717,689.59

                         Repurchase Principal (Total)                                               0.00
                                                Group 1                                             0.00
                                                Group 2                                             0.00

                         Substitution Amounts (Total)                                               0.00
                                                Group 1                                             0.00
                                                Group 2                                             0.00

                         Net Liquidation Proceeds (Total)                                           0.00
                                                Group 1                                             0.00
                                                Group 2                                             0.00

                         Insurance Proceeds (Total)                                                 0.00
                                                Group 1                                             0.00
                                                Group 2                                             0.00

                         Other Principal (Total)                                                9,658.34
                                                Group 1                                         2,477.63
                                                Group 2                                         7,180.71
Interest Funds:
                         Scheduled Gross Interest (Total)                                   1,970,739.80
                                                Group 1                                       432,137.17
                                                Group 2                                     1,538,602.63

                         Servicing Fees (Total)                                                77,621.15
                                                Group 1                                        18,105.56
                                                Group 2                                        59,515.59

                         Credit Risk Management Fees (Total)                                    4,657.27
                                                Group 1                                         1,086.33
                                                Group 2                                         3,570.94

Prepayment Penalties:
                         Prepayment Penalties (Total)                                           6,730.24
                                                Group 1                                             0.00
                                                Group 2                                         6,730.24

                         Balance of Loans w/Prepayment Penalties (Total)                      364,459.23
                                                Group 1                                             0.00
                                                Group 2                                       364,459.23

                         Count of Loans w/Prepayment Penalties (Total)                              3.00
                                                Group 1                                             0.00
                                                Group 2                                             3.00
Pool Detail:
                         Beginning Number of Loans Outstanding (Total)                             1,478
                                                Group 1                                              335
                                                Group 2                                            1,143

                         Beginning Aggregate Loan Balances (Total)                        372,581,567.30
                                                Group 1                                    86,906,708.21
                                                Group 2                                   285,674,859.09

                         Ending Number of Loans Outstanding (Total)                                1,467
                                                Group 1                                              332
                                                Group 2                                            1,135

                         Ending Aggregate Loan Balances (Total)                           370,210,014.51
                                                Group 1                                    86,324,130.71
                                                Group 2                                   283,885,883.80

                         Beginning Gross Weighted Average Coupon (Deal)                         6.3473 %
                                                Group 1                                         5.9669 %
                                                Group 2                                         6.4630 %

                         Weighted Average Term to Maturity (Deal)                                    357
                                                Group 1                                              357
                                                Group 2                                              357

                         Current Advances (Total)                                                    N/A
                                                Group 1                                              N/A
                                                Group 2                                              N/A

                         Outstanding Advances (Total)                                                N/A
                                                Group 1                                              N/A
                                                Group 2                                              N/A


                         Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         0                    0.00                   0.00 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                Total                       0                        0.00                   0.00 %
                                                 Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         1              366,841.24                   0.13 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          1              366,841.24                   0.13 %
                                                 Group Totals
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         1              366,841.24                   0.10 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          1              366,841.24                   0.10 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

                                                Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                           0
                         Principal Balance of Foreclosure Loans that are Current                                             0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                                0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                  0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                               0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                 0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                0.00
                         Total Number of Foreclosure Loans                                                                      0
                         Total Principal Balance of Foreclosure Loans                                                        0.00

                                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                           0
                         Principal Balance of Foreclosure Loans that are Current                                             0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                                0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                  0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                               0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                 0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                0.00
                         Total Number of Foreclosure Loans                                                                      0
                         Total Principal Balance of Foreclosure Loans                                                        0.00

                         REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %


Loss Detail:
                         Current Realized Losses (Total)                                                                     0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Subsequent Losses (Total)                                                                           0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Subsequent Loss Recoveries (Total)                                                                  0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Current Period Net Loss (Total)                                                                     0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Cumulative Realized Losses (Total)                                                                  0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

Trigger Event                                                                                                                  NO
                         TEST I - Trigger Event Occurrence                                                                     NO
                         (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                               0.00000 %
                         28% of of Senior Enhancement Percetage                                                         3.05750 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                    NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                         Required Cumulative Loss %                                                                     0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                       2,421,780.19
                         Ending Overcollateralization Amount                                                         2,421,780.19
                         Ending Overcollateralization Deficiency                                                             0.00
                         Overcollateralization Release Amount                                                                0.11
                         Monthly Excess Interest                                                                       940,221.68
                         Payment to Class X                                                                            940,221.56
Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                   0.00
                         Additions to the Basis Risk Reserve Fund                                                            0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                        0.00
                         Ending Balance                                                                                      0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.